UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No.1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2015

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

7999 Gateway Blvd, Suite 300, Newark, California 94560

(Address of principal executive offices, with zip code)

(510) 744-8000

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 2, 2015, Depomed, Inc., a California corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) to report the Company’s acquisition from Janssen Pharmaceuticals, Inc., a Pennsylvania corporation (“Janssen”), and its affiliates of the U.S. rights to the NUCYNTA® franchise of pharmaceutical products (the “U.S. NUCYNTA® business”) as well as certain related assets, for $1.05 billion in cash (collectively, the “NUCYNTA® Acquisition”). The Company is filing this amendment to the Initial Filing to include the financial information required by Item 9.01 of Form 8-K and to file the related consent of the independent auditor.

Item 9.01 Financial Statements and Exhibits.

(a)                   Financial Statements of Business Acquired.

The Company believes that according to the guidance of Financial Accounting Standards Board, Accounting Standards Codification 805, “Business Combinations”, and Article 11 of Regulation S-X, the NUCYNTA® Acquisition meets the definition of a “business,” and exceeds the conditions of significance set forth in Rule 1-02(w) of Regulation S-X at the 50% level which would require inclusion in the Form 8-K of audited financial statements of the U.S. NUCYNTA® business for three years pursuant to the requirements of Rule 3-05 of Regulation S-X and unaudited financial statements of the U.S. NUCYNTA® business for the applicable interim periods.

Janssen has advised the Company that is impracticable to prepare complete financial statements related to the U.S. NUCYNTA® business in order to enable the Company to file financial statements as required by Rule 3-05 of Regulation S-X in connection with the NUCYNTA® Acquisition. Specifically, Janssen has informed the Company of the following:

•                       The U.S. NUCYNTA® business was never accounted for as a separate entity, subsidiary or division of Janssen’s business.

•                       Janssen did not manage the U.S. NUCYNTA® business as a stand-alone business.

•                       Stand-alone financial statements of the U.S. NUCYNTA® business were never prepared.

•                       Janssen has never allocated certain indirect corporate expenses to the U.S. NUCYNTA® business, including interest expense, corporate overhead expenses and income taxes, and this information is not otherwise readily available and any allocation would be subjective and may not be relevant due to significant differences in corporate structures between Janssen and the Company.

Pursuant to a letter dated December 19, 2014 (the “Letter”) from the staff of the Division of Corporate Finance (the “Division”) of the Securities and Exchange Commission, the Division stated that it will not object to the Company’s proposal to provide abbreviated financial statements in satisfaction of the requirements of Rule 3-05 of Regulation S-X.

As a result, the Company is filing with this amendment to the Current Report on Form 8-K, the following financial statements and notes thereto related to the U.S. NUCYNTA® business for purposes of complying with the requirements of Rule 3-05 of Regulation S-X (collectively, the “NUCYNTA® Financial Statements”):

•                    The audited Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed relating to the NUCYNTA® business as of December 28, 2014 and December 29, 2013 and the notes related thereto, and the audited Special Purpose Combined Statements of Revenues and Direct Expenses for the years ended December 28, 2014, December 29, 2013 and December 30, 2012 and the related notes related thereto, which are filed as Exhibit 99.1.

•                    The unaudited Special Purpose Quarterly Combined Statements of Assets acquired and Liabilities Assumed as of March 29, 2015 and the unaudited Special Purpose Combined Statements of Revenues and Direct Expenses relating to the NUCYNTA® business for the three months ended March 29, 2015 and March 30, 2014 and the notes related thereto, which are filed as Exhibit 99.2.

(b)                   Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheets as of March 31, 2015, and the unaudited pro forma condensed combined statements of income (loss) for the year ended December 31, 2014 and the three months ended March 31, 2015, each reflecting the NUCYNTA® Acquisition as well as the issuance of $575.0 million principal amount of the Company’s senior secured notes (the “Notes”) for aggregate gross proceeds of approximately $562.0 million in connection with the consummation of the NUCNYTA® Acquisition, on April 2, 2015 are filed as Exhibit 99.3 to this Current Report. The Company used $550.0 million of the net proceeds received upon the sale of the Notes to fund a portion of the total purchase price of $1.05 billion.

Pursuant to the Letter, the Division further stated that the pro forma statement of operations should be limited to information that is factually supportable, directly attributable to the transaction and expected to have a continuing impact on the Company, and should not include forward-looking information.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

The audited Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed relating to the NUCYNTA® business as of December 28, 2014 and December 29, 2013 and the notes related thereto, and the audited Special Purpose Combined Statements of Revenues and Direct Expenses for the years ended December 28, 2014, December 29, 2013 and December 30, 2012 and the related notes related thereto.

99.2

The unaudited Special Purpose Quarterly Combined Statements of Assets acquired and Liabilities Assumed as of March 29, 2015 and the unaudited Special Purpose Combined Statements of Revenues and Direct Expenses relating to the NUCYNTA® business for the three months ended March 29, 2015 and March 30, 2014 and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Income/(Loss).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: June 10, 2015	By:	/s/ August J. Moretti
August J. Moretti
Chief Financial Officer

Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1

The audited Special Purpose Combined Statements of Assets Acquired and Liabilities Assumed relating to the NUCYNTA® business as of December 28, 2014 and December 29, 2013 and the notes related thereto, and the audited Special Purpose Combined Statements of Revenues and Direct Expenses for the years ended December 28, 2014, December 29, 2013 and December 30, 2012 and the related notes related thereto.

99.2

The unaudited Special Purpose Quarterly Combined Statements of Assets acquired and Liabilities Assumed as of March 29, 2015 and the unaudited Special Purpose Combined Statements of Revenues and Direct Expenses relating to the NUCYNTA® business for the three months ended March 29, 2015 and March 30, 2014 and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Income/(Loss).